Exhibit 10.93

APN: 44-531-05

RECORDING REQUESTED BY, AND WHEN RECORDED RETURN TO:	614473
	Official Records Nye County Nevada
	Requested By: Chicago Title
Sheppard, Mullin, Richter & Hampton LLP 333 South Hope Street, 48th Floor Los Angeles, California 90071 Attention: Sylvia D. Lautsch, Esq.	02/01/05 8:14 AM
	Donna L. Motis, Recorder
	Fee: $21.00 State: $	Dep: dm
	Non-Conformity Fee $25.00

Mail Property Tax Statements to:

c/o Herbst Gaming, Inc. 5195 Las Vegas Boulevard Las Vegas, Nevada 89119 Attention: M. Higgins

04126426

FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST WITH

ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

This First Amendment to Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of January 31, 2005 (“Amendment”), is by and between E-T-T, INC., a Nevada corporation (“Trustor”), and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as Administrative Agent for itself and the Lenders, hereinafter defined.  Bank of America, in its capacity as such Administrative Agent, is referred to herein as “Beneficiary.”

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Recitals and Certain Definitions.

1.1                                 This Amendment is a first amendment to that certain Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated June 10, 2004 (the “Deed of Trust”), executed by Trustor, as trustor, for the benefit of Bank of America as Administrative Agent for certain lenders, as beneficiary.  The Deed of Trust was recorded on June 18, 2004, as Instrument No. 593377 in the Official Records of Nye County, Nevada (the “Official Records”).

1.2                                 This Amendment is entered into:

(a)                                  with reference to that certain Credit Agreement dated as of June 10, 2004 (“Original Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (“Borrower”), the lenders party thereto (“Original Lenders”) and Bank of America as Administrative Agent for the Original Lenders;

(b)                                 with reference to that certain Amended and Restated Credit Agreement, dated as of October 8, 2004 by and among Borrower, Bank of America as Administrative Agent, and the other lender parties (collectively, “Lenders”) thereto (“Credit Agreement”), which Credit Agreement amended and restated in its entirety the Original Credit Agreement, and which provided for the extension of Revolving Loans to the Borrower in the aggregate principal amount of $175,000,000, and for the extension of Term Loans to the Borrower under certain circumstances;

(c)                                  with reference to that certain Term Joinder Agreement dated concurrently herewith by and among Borrower, Bank of America as Administrative Agent and the other Lenders, which amends the Credit Agreement by providing for the extension of Term Loans to the Borrower in the aggregate principal amount of $100,000,000; and

(d)                                 with reference to certain other documents of even date herewith which constitute “Loan Documents” as defined in the Credit Agreement.  This Amendment and the Credit Agreement, together with the other Loan Documents being executed substantially concurrently herewith, are collectively referred to herein as the “Modification Documents”.

1.3                                 The Modification Documents modify obligations that are presently secured by the Deed of Trust, including, without limitation, certain obligations under the Original Credit Agreement evidenced by the Notes, a note evidencing the Swing Line Loan and the Secured Swap Contracts.  Such modifications include, without limitation, (i) the conversion of certain existing term loans under the Original Credit Agreement to revolving credit facilities, (ii) the increase in certain existing Revolving Commitments under the Original Credit Agreement to $175,000,000, and (iii), subject to the satisfaction of certain conditions, the extension of new Term Loans in an aggregate principal amount not to exceed $100,000,000.

1.4                                 Any capitalized term used and not otherwise defined herein (A) shall have the meaning given to such term in the Deed of Trust, or (B) if not defined in the Deed of Trust, shall have the meaning given to such term in the Credit Agreement.

2.                                       Secured Obligations Under Deed of Trust.

2.1                                 Section 1.2.1 of the Deed of Trust is hereby amended in its entirety to read as follows:

“1.2.1                  Trustor makes the grant, bargain, conveyance, sale, transfer and assignment set forth in Section 1.1 and grants the security interest set forth in Article 3 for the purpose of securing the following obligations (collectively, the “Secured Obligations”) in any order of priority that Beneficiary may choose:

(a)                                  Except as specified in Section 1.2.2 below, the payment and performance of each obligation of Trustor pursuant to that certain Guaranty (as amended as of the date hereof, the “Guaranty”) dated June 10, 2004, entered into by Trustor in favor of Beneficiary pursuant to that Instrument of Joinder to Guaranty dated as of October 8, 2004.  The Guaranty has been entered into by Trustor to, among other things, guaranty the payment and performance of all obligations of Borrower to Beneficiary under the Credit Agreement and all related Loan Documents, pursuant to which the Lenders have extended or have agreed to extend to the Borrower certain secured revolving and term credit facilities, presently in the aggregate principal amount of $275,000,000 (the “Commitment”), including, but not limited to the payments of all amounts owing under the Swing Line Loan, the payment of all amounts owing with respect to the Letters of Credit, including without limitation unreimbursed drawings and obligations to furnish cash collateral as provided in the Credit Agreement, and the payment of all amounts owing under any and all Secured Swap Contracts entered into by the Borrower with any Lender or Affiliate thereof;

(b)                                 The payment and performance of all future advances and other obligations that Trustor or any other person may owe to Beneficiary and/or any Lender (whether as principal, surety or guarantor), when a writing evidences Trustor’s and Beneficiary’s agreement that such advances or obligations be secured by this Deed of Trust;

(c)                                  The payment and performance of all obligations of Trustor under this Deed of Trust; and

(d)                                 The payment and performance of all modifications, amendments, extensions and renewals, however evidenced, of any of the Secured Obligations described in clause (a), (b) or (c) above.”

3.                                       Certain Global Changes to References.  All references in the Deed of Trust to the “Credit Agreement” shall mean and refer to the Credit Agreement, as amended and restated.  All references in the Deed of Trust to the “Notes” shall mean and refer to the Notes, as defined in the Credit Agreement.  All references in the Deed of Trust to the “Deed of Trust” shall mean and refer to the Deed of Trust as amended hereby.

4.                                       Notices to Beneficiary.  For purposes of Sections 4 and 9.11 of the Deed of Trust, Beneficiary’s notice address is hereby amended as follows:

Bank of America, N.A.
Mail Code: TX1-492-14-11
Bank of America Plaza
901 Main St., 14th Floor
Dallas, TX 75202-3714
Attention:	Chris M. Levine, Assistant Vice President
Agency Management Officer II
GCIB Agency Management Central I

5.                                       No Other Amendment.  Except as expressly modified hereby, the Deed of Trust remains in full force and effect.

6.                                       Miscellaneous.  This Amendment shall bind, and shall inure to the benefit of, the successors and assigns of the parties.  This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof.  This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, Trustor and Beneficiary have caused this Amendment to be duly executed as of the date first written above.

“Trustor”:

E-T-T, INC., a Nevada corporation

By:	/s/ Edward Herbst
Name:	Edward Herbst
Its:	President

“Beneficiary”:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Its:	Assistant Vice President

ACKNOWLEDGMENTS

STATE OF Nevada )
) ss
COUNTY OF Clark )

This instrument was acknowledged before me on Jan 25, 2005 by Edward Herbst as President of E-T-T, INC., a Nevada corporation.

[Seal]

/s/ Jenifer E. Cannon
(signature of notarial officer)
Notary Public
(Title and rank)

My commission expires:	1/17/07

ACKNOWLEDGMENTS

STATE OF Texas )
) ss
COUNTY OF Dallas )

This instrument was acknowledged before me on Jan. 25, 2005 by Chris M. Levine as A.V.P. of Bank of America, N.A., a national banking association.

[Seal]

/s/ Patricia A. Tomek
(signature of notarial officer)
Sr. Risk Control Specialist
(Title and rank)

My commission expires:	11-25-05